                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 2, 2007

                             COMPUTER HORIZONS CORP.
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-7282                  13-2638902
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      (State or other              (Commission               (IRS Employer
       jurisdiction
     of incorporation)             File Number)           Identification No.)

     49 Old Bloomfield Avenue, Mountain Lakes, NJ             07046-1495
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

      On March 5, 2007,  Computer  Horizons  Corp.  announced  that its Board of
Directors  voted to declare  an initial  liquidating  cash  distribution  in the amount of $4.00 per share  payable on March 27, 2007 to all holders of record of
Computer  Horizons  Corp.'s common stock,  par value $0.10 per share,  as of the close of business on March 16, 2007.

      This summary is qualified in its entirety by our March 5, 2007 press release announcing the initial liquidating distribution, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

EXHIBIT NO.         DOCUMENT

99.1                Press Release dated March 5, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPUTER HORIZONS CORP.
                                                    (Registrant)
Date: March 5, 2007
                                               By: /s/ Barbara Moss
                                                   -----------------------------
                                                   Barbara Moss
                                                   Chief Financial Officer